www.TrueBlue.com

www.TrueBlue.com Forward-Looking Statements This document contains forward-looking statements relating to our plans and expectations, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements. We presently consider the following to be important factors that could cause actual results to differ materially from the company’s expectations: (1) national and global economic conditions, (2) our ability to attract and retain customers, (3) our ability to maintain profit margins, (4) new laws and regulations that could have a material effect on our operations or financial results, (5) our ability to successfully complete and integrate acquisitions. Other information regarding factors that could affect our results is included in our SEC filings, including the company's most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our on our website at www.trueblue.com under the Investor Relations section or the SEC's website at www.sec.gov. We assume no duty to update or revise any forward-looking statements contained in this release. In addition, we use several non-GAAP financial measures when presenting our financial results in this release. Please refer to the reconciliations between our GAAP and non-GAAP financial measures included below and on our website at www.trueblue.com under the Investor Relations section for a complete perspective on both current and historical periods. Any comparisons made to other periods today are based on a comparison to the same period in the prior year unless otherwise stated. Use of estimates and forecasts: Any references made to fiscal 2017 are based on management’s outlook issued February 8, 2017, and are included for informational purposes only. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission. Financial Comparisons All comparisons are to prior year periods unless stated otherwise.

www.TrueBlue.com Q4 2016 Summary 14-week revenue and net income decline of -9% and -36%, respectively  Comparable 13-week revenue1 decline of -14%, or +5% growth excluding Amazon  Comparable 13-week revenue of $701M v. comparable 13-week outlook of $670M to $686M Comparable 13-week adjusted EBITDA2 -12% with margin expansion of 10 bps  Disciplined pricing and cost management  Acquisitions accretive to adjusted EBITDA margin Successful performance of acquisitions  Exceeded original full-year adjusted EBITDA targets 1 As previously disclosed, the company’s fiscal fourth quarter includes a 14th week and the week-ending date has been moved from Friday to the following Sunday, Jan 1st to better align with the work week of our customers. The impact of the extra week is an EBITDA loss of approximately $1 million. All figures in this presentation are given on a 14-week and 53-week GAAP basis unless specifically noted. 2 See Appendix for definitions of non-GAAP financial terms.

Financial Summary

- The definition of adjusted net income[1] changed and prior periods recast for the following:
  - Ongoing, effective income tax rate now 28% (was 32%)
  - Processing fees for work opportunity tax credit now included

Amounts in millions, except per share data	Q4 2016	Y/Y Change	FY 2016	Y/Y Change
Revenue	$735	-9% -15% organic[2]	$2,751	+2% -6% organic
Net Income (Loss)[3]	$18	-36%	-$15	-121%
Net Income (Loss) Per Share	$0.43	-36%	-$0.37	-121%
Revenue – Comparable[4] Basis	$701	-14%	$2,717	+1%
Adjusted Net Income Per Share[1] – Comparable Basis	$0.58	-13%	$2.12	+1%
Adjusted EBITDA – Comparable Basis *% Margin*	$41 *5.8%*	-12% *+10 bps*	$148 *5.5%*	+1% Flat
Revenue – Comparable Basis ex Largest Customer	$669	+5%	$2,547	+9%
Adjusted EBITDA – Comparable Basis and % Margin ex Largest Customer	$40 *6.0%*	+14% *+50 bps*	$143 *5.6%*	+16% *+40 bps*

[1] See Appendix for definitions of non-GAAP financial terms.

[2] Organic calculations exclude acquired businesses from results.

[3] Net Loss of $15M includes a non-cash impairment charge of $104M, primarily related to reduced scope of service with our largest customer.

[4] Comparable basis excludes the 14th week from Q4 2016 and Fiscal Year 2016 to be comparable to the prior year 13-week Q4 and 52-week fiscal year.

www.TrueBlue.com Q4 2016 Earnings Results Feb. 8, 2017 4

www.TrueBlue.com Gross Margin and SG&A Bridges SG&A Amounts in millions Gross Margin 22.8% 24.6% 0.3% 1.1% 0.4% Q4 2015 Acquisitions Staffing PeopleScout Q4 2016 $141 $145 $11 $2 $[VALUE] $16 Q4 2015 Acquisitions EBITDA Addbacks 14th Week Organic Business Q4 2016

New segment reporting enhances transparency

- Now reporting three segments - aligns with new brand structure and increases transparency for investors
- Less unallocated corporate expense – more expense to segments enhancing accountability

Old Segments:	Staffing Services		Managed Services
New Segments:	peopleready (A TRUEBLUE COMPANY)	peoplemanagement (A TRUEBLUE COMPANY)	peoplescout (A TRUEBLUE COMPANY)
	General labor and skilled trades, on demand, via a nationwide branch network.	On-site contingent workforce management solutions.	Outsourced talent solutions for the recruitment of permanent employees.[1]

staff management | smx, a TRUEBLUE company

SIMOS INSOURCING SOLUTIONS

CENTERLINE, a TRUEBLUE company

PlaneTechs, a TRUEBLUE company


FY 2016 Mix by Segment:
Revenue
7%
34%
59%
7%
93%
Adjusted EBITDA
23%
19%
74%
-16%
Corporate Unallocated
26%
96%
-22%
New Segments
Old Segments

[1] Also includes management of contingent service provider business which provides customers with improved quality and spend management of their contingent labor vendors.

www.TrueBlue.com Q4 2016 Earnings Results Feb. 8, 2017 6

www.TrueBlue.com PeopleReady Segment Amounts in millions Q4 2016 Y/Y Change FY 2016 Y/Y Change Revenue $431 -1% $1,629 Flat Adjusted EBITDA $26 -20% $109 -14% Revenue – Comparable Basis $411 -6% $1,609 -1% Adjusted EBITDA – Comparable Basis % Margin $26 6.3% -21% -120 bps $109 6.8% -14% -100 bps  Improving revenue trends (comparable week basis) o Oct -9%, Nov -6%, Dec -5%  Better trends in most industry verticals and geographies

www.TrueBlue.com PeopleManagement Segment  Comparable 13-week revenue + 23%, excluding Amazon  Comparable 13-week organic revenue + 4%, excluding Amazon Amounts in millions Q4 2016 Y/Y Change FY 2016 Y/Y Change Revenue $258 -26% -35% organic $940 -3% -18% organic Adjusted EBITDA $12 -38% $28 -25% Revenue – Comparable Basis $246 -29% -39% organic $929 -4% -19 organic Adjusted EBITDA – Comparable Basis % Margin $12 4.9% -38% -70 bps $28 3.0% -24% -80 bps Revenue – Comparable Basis ex Largest Customer $214 23% 4% organic $759 24% Flat Adjusted EBITDA – Comparable Basis and % Margin ex Largest Customer $11 5.3% 42% +70 bps $23 3.0% 81% +90 bps

www.TrueBlue.com PeopleScout Segment Amounts in millions Q4 2016 Y/Y Change FY 2016 Y/Y Change Revenue $46 69% 6% organic $181 73% 9% organic Adjusted EBITDA $7 n.m. $34 268% Revenue – Comparable Basis $44 62% 2% organic $179 71% 8% organic Adjusted EBITDA – Comparable Basis % Margin $7 16.3% n.m. +1520 bps $35 19.5% 273% +1060 bps  Comparable 13-week revenue +62%  Comparable 13-week organic revenue +2%  Comparable 13-week Adjusted EBITDA +7M o RPO division of Aon Hewitt acquisition and related synergies o Pricing and cost management in legacy business

www.TrueBlue.com $180 $216 $103 $202 $246 $138 2014 2015 2016 Net Debt Cash $101 $77 $136 $21 $30 $35 $123 $107 $171 2014 2015 2016 Borrowing Availability Cash Debt and Liquidity – Substantial Improvements in 2016 30% 31% 21% 2014 2015 2016 Total Debt Liquidity Debt to Total Capital In millions In millions Note: Balances as of fiscal period end. Figures on this page may not sum due to rounding.  Net debt down 52% during 2016 to $103M  Total liquidity up 60% during 2016 to $171M  Debt-to-total capital ratio down during 2016 from 31% to 21%

www.TrueBlue.com Q1 2017 Outlook Amounts in millions, except per share data Outlook Notes Revenue Growth Ranges Total Revenue PeopleReady PeopleManagement PeopleScout $560M to $575M -13% to -11% -7% to -4% -24% to -22% -10% to 0% • Total revenue decline excluding our largest customer of 2% to 5% Net Income Adjusted Net Income $0 to $2M $4M to $6M • Assumes income tax rate of 28% • Adjustments include $0M for acquisition and integration costs EPS Adjusted EPS -$0.01 to $0.04 $0.09 to $0.14 Adjusted EBITDA $12M to $15M D&A / CapEx $12M / $6M

www.TrueBlue.com

Successful performance of acquisitions

- Both of our recent acquisitions exceeded original Adjusted EBITDA targets

SIMOS

2016	Original Target	Actual	Difference
Adjusted EBITDA	$13M	$14M*	+$1M

*Note: Actual 2016 Adjusted EBITDA represents TTM as of November 2016 consistent with the time period used to establish the original target.

RPO Division of Aon Hewitt

2016	Original Target	Actual	Difference
Adjusted EBITDA**	$13M	$18M	+$5M

**Note: 2016 Adjusted EBITDA benefited from ~$2M in favorable transition service agreement savings that we do not expect to repeat in future periods.

Strategic Rationale

- Great complement to existing business
- Productivity-based business model provides unique client value proposition
- Competitively differentiated workforce solution
- Service offering highly embedded within customers' business model enhancing high client retention

Strategic Rationale

- Leading provider of recruitment process outsourcing (RPO)
- Builds market leadership positon in North America RPO under PeopleScout brand
- Low-cost locations provide opportunity for cost savings on non-client facing admin. processes
- Enhances global capabilities

www.TrueBlue.com Q4 2016 Earnings Results Feb. 8, 2017 13

www.TrueBlue.com Non-GAAP Terms and Definitions EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA, costs related to acquisition and integration, goodwill and intangible asset impairment charges, other charges, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and adjusted net income per diluted share are non-GAAP financial measures which exclude from net income and net income on a per diluted share basis costs related to acquisition and integration, goodwill and intangible asset impairment charges, other charges, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP net income, and adjusts income taxes to the expected ongoing effective tax rate. Adjusted net income and adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income or net income per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. See “Financials” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to U.S. GAAP financial results. Feb. 8, 2017